UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 16, 2007
(May 15, 2007)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

As previously reported, in 2005, the New Mexico Public Regulation Commission (“NMPRC”) approved a stipulation in connection with the acquisition of TNP Enterprises, Inc. (“TNP”) by PNM Resources, Inc. (“PNMR”), which called for the integration of the New Mexico jurisdictional assets of TNP utility subsidiary Texas-New Mexico Power Company (“TNMP”) into PNMR’s utility subsidiary Public Service Company of New Mexico (“PNM”) effective January 1, 2007.

On August 8, 2006, PNMR, PNM, TNMP and TNP filed an application with the Federal Energy Regulatory Commission (“FERC”) requesting necessary approvals under the Federal Power Act for the transfer of TNMP's New Mexico and Arizona assets to PNM effective January 1, 2007.  In accordance with conditions imposed by FERC on the earlier issuance of debt by TNMP, the applicants committed that an appropriate proportion of debt issued under those FERC conditions would be retired with cash contributed by PNMR.  The application stated that the retired TNMP debt would be equal to, at a minimum, the ratio of TNMP New Mexico and Arizona property additions to Texas property additions funded by such debt.  The applicants also committed that TNMP debt would be retired to the extent necessary or advisable to maintain a TNMP equity to debt capitalization ratio in excess of 30%, to maintain any required interest coverage ratios, and to maintain TNMP's credit rating. The FERC issued its order on October 20, 2006 approving the application as filed.

The integration of the TNMP assets into PNM occurred at 12:01 AM, Mountain Standard Time, on January 1, 2007. The integration took place through a series of intercompany transactions, including a capital contribution of the net assets from PNMR to PNM to complete the transfer.

On May 15, 2007, The Bank of New York Trust Company, N.A., the trustee (“Trustee”) for TNMP’s 6.125% Senior Notes Due 2008 (the “6.125% Notes”), gave notice to the note holders of the redemption, effective June 15, 2007, of $100 million principal amount of the 6.125% Notes at a redemption price of 100.50% of the principal amount of the notes to be redeemed, plus accrued interest. This amount was determined based on credit rating considerations and satisfies the conditions imposed by the FERC. The Trustee has selected the notes to be redeemed on a pro rata basis in accordance with the indenture for the 6.125% Notes. The funds to be used by TNMP for the redemption will be contributed to TNMP by PNMR.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
TEXAS-NEW MEXICO POWER COMPANY

(Registrants)

Date: May 16, 2007	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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